UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2011

GRIFFON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-06620	11-1893410

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)

(212) 957-5000

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 17, 2011, Griffon Corporation issued a press release announcing the closing of an offering of $550 million aggregate principal amount of senior notes due 2018 in an unregistered offering through a private placement. The notes will pay interest semi-annually at a rate of 7.125% per annum. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release, dated March 17, 2011

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 17, 2011	GRIFFON CORPORATION.

	By:	/s/ Seth L. Kaplan

Name: Seth L. Kaplan
Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated March 17, 2011